         [LOGO]

                                                April 6, 1998

Dear Shareholder:

    The Fund's Board of Directors is proposing that you vote to permit the Fund to invest up to 35% of its assets in Asian debt securities.

    When we started the Fund back in 1986, our aim was to provide U.S. investors with the opportunity to capitalize on the high interest rates then available in Australia. Those rates are no longer available in Australia or in other developed countries. However, we believe the high interest rates now available in Asia will permit the Fund to maintain its long-term record of providing you with solid total returns. Investment in the Asian marketplace presents future opportunities for the Fund consistent with its past.

    As Chairman of the Fund and one of its founders, I strongly recommend that you vote in favor of this proposal. It carries with it the unanimous recommendation of the full Board.

Sincerely,

[/S/ LAURENCE FREEDMAN]

Laurence S. Freedman
Chairman

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                      THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

         [LOGO]

                                          CHAIRMAN GATEWAY CENTER 3
                                          100 MULBERRY STREET
                                          NEWARK, NEW JERSEY 07102
                                          (800) 451-6788

                                          APRIL 6, 1998

Dear Shareholder:

    The Annual Meeting of Shareholders is to be held at 3:00 p.m. (Eastern
Time), on Thursday, May 14, 1998, at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

    At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class I Directors for a three-year term, the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors, and the holders of both common and preferred stock will consider the ratification of the selection of Price Waterhouse LLP as independent public accountants. Shareholders will also vote on a series of related proposals to amend the Fund's investment policies and restrictions to allow the Fund to invest a portion of its assets in Asian debt securities. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

    Your Directors recommend that the shareholders vote in favor of each of the foregoing matters.

LAURENCE S. FREEDMAN                           BRIAN M. SHERMAN
CHAIRMAN                                       PRESIDENT

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                                  GATEWAY CENTER 3
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 1998
                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York on Thursday, May 14, 1998, at 3:00 p.m. (Eastern Time), for the following purposes:

       (1) To elect four Directors to serve as Class I Directors for a three-year term;

       (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year;

       (3) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1998;

       (4)(A) To amend the Fund's investment policies to allow the Fund to invest up to 35% of its assets in Asian debt securities;

       (4)(B) To amend the Fund's investment policies regarding Australian debt securities;

       (4)(C)  To amend the Fund's investment policy regarding liquidity;

       (4)(D) To amend the Fund's investment policies to allow the Fund to invest up to 15% of its total assets in Asian debt securities rated, or considered by the Investment Manager to be, below investment grade at the time of inestment and to reduce the percentage of its investments in debt securities which are, or are considered by the Investment Manager to be, rated AA or A quality; and

       (4)(E) To amend the Fund's investment restrictions to allow the Fund to use derivatives and to generally be able to purchase mortgage-backed securities.

    The Board of Directors has fixed the close of business on March 20, 1998 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

    The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                       By Order of the Board of Directors,
                                       Roy M. Randall, SECRETARY

Newark, New Jersey
April 6, 1998

IMPORTANT: YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                                PROXY STATEMENT
                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
                                GATEWAY CENTER 3
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 1998
                            ------------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Prime Income Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, May 14, 1998, at 3:00 p.m. (Eastern time) (the "Meeting"). The approximate mailing date for this Proxy Statement is April 7, 1998 or as soon as practicable thereafter.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted in favor of Proposals 1, 3, 4(A), 4(B), 4(C), 4(D) and 4(E) and proxies submitted by holders of the Fund's preferred stock will be voted in favor of Proposals 2, 3, 4(A), 4(B), 4(C), 4(D) and 4(E). Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102).

    The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                                                   SOLICITATION OF         SOLICITATION OF
                                                                   VOTE OF COMMON         VOTE OF PREFERRED
                                                                    STOCKHOLDERS      STOCKHOLDERS (SERIES A-I)
                                                                  -----------------  ---------------------------
PROPOSAL 1:
Election of Class I Directors...................................            Yes                      No
PROPOSAL 2:
Election of Preferred Directors.................................             No                     Yes
PROPOSAL 3:
Selection of Independent Public Accountants.....................            Yes                     Yes
PROPOSAL 4(A):
Amendments to Investment Policies to Allow the Fund to Invest up
  to 35% of its Assets in Asian Debt Securities.................            Yes                     Yes
PROPOSAL 4(B):
Amendment to the Fund's Investment Policies Regarding Australian
  Debt Securities                                                           Yes                     Yes
PROPOSAL 4(C):
Amendment to the Fund's Investment Policy Regarding Liquidity               Yes                     Yes
PROPOSAL 4(D):
Amendment to Investment Policies to Allow the Fund to Invest up
  to 15% of its Total Assets in Asian Debt Securities Rated, or
  Considered by the Investment Manager to be, Below Investment
  Grade at the Time of Investment and to Reduce the Percentage
  of Its Investments in Debt Securities which are, or are
  Considered by the Investment Manager to be, Rated AA or A
  Quality                                                                   Yes                     Yes
PROPOSAL 4(E):
Amendment to Investment Restrictions to Allow the Fund to Use
  Derivatives and to Generally be Able to Purchase
  Mortgage-Backed Securities                                                Yes                     Yes

    The Board of Directors has fixed the close of business on March 20, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of March 20, 1998, the Fund had outstanding 194,744,327.7014 shares of common stock, par value $.01 per share; 3,000 shares of Auction Market Preferred Stock, Series A, par value $.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $.01 per share; 2,000 shares of Auction Market, Preferred Stock, Series E, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $.01 per share; 3,000 shares of Auction Market Preferred Stock, Series G, par value $.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $.01 per share. To the best knowledge of management of the Fund, as of the record date, no persons or group beneficially own more than five percent of the outstanding shares of common or preferred stock of the Fund.

    The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1997, AND A COPY OF ANY MORE RECENT REPORTS, TO ANY FUND SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE CALL OR WRITE TO THE FUND'S ADMINISTRATOR, PRUDENTIAL MUTUAL FUND MANAGEMENT, INC., GATEWAY CENTER 3, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102, TELEPHONE:
1-800-451-6788.

                   PROPOSAL 1: ELECTION OF CLASS I DIRECTORS

    The Fund's By-laws provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Anthony E. Aaronson, Roger C. Maddock, Neville Miles and John T. Sheehy, Directors who were elected to serve until the Meeting, have been nominated for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2001 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below under Class I for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain information concerning each nominee for election as a Director and each Director of the Fund. Each of the nominees is currently a Director of the Fund.

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                           OWNED AND % OF
                                               THE FUND, PRINCIPAL                                                TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/97 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------

                                 CLASS I (CURRENT DIRECTORS AND NOMINEES FOR TERM EXPIRING
                                         AT THE ANNUAL MEETING TO BE HELD IN 2001)

Anthony E. Aaronson (+)          Director, The First Australia Fund, Inc. (since           61         1986         --
116 South Anita Avenue             1985); Tony Aaronson (textile agent) (since
Los Angeles, CA 90049              1993); Vice President, Fortune Fashions
                                   (1992-1993); President, Fashion Fabric
                                   Division, Forrest Fabrics (textiles) (August
                                   1991-1992); Director, PKE Incorporated
                                   (consulting company) (1988-1990); Director,
                                   Textile Association of Los Angeles
                                   (1990-1993); Vice President, Textile
                                   Association of Los Angeles (1996-1997);
                                   Director, O.T.C. Sales, Emday Fabrics Co.
                                   (textiles) (1986-1991); Executive
                                   Vice-President and Secretary-Treasurer, J&J
                                   Textiles Inc. (1982-1986).

Roger C. Maddock (*)             Director, The First Australia Fund, Inc. (since           47         1992         --
Union House, Union Street          1992) and The First Commonwealth Fund, Inc.
St. Helier, Jersey                 (since 1992); Chairman and Managing Director,
Channel Islands JE4 8TQ            EquitiLink International Management Limited
United Kingdom                     (since 1985); Partner, Jackson Fox, Chartered
                                   Accountants (since 1981); Director, Worthy
                                   Trust Company Limited (since 1993); Director,
                                   Professional Consultancy Services Limited
                                   (since 1983); Director, Hollywell Spring,
                                   Limited (since 1987); Director, The EquitiLink
                                   Private Gold Investment Fund Limited (since
                                   1992); Director, CentraLink-EquitiLink
                                   Investment Company Limited (since 1994).

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                           OWNED AND % OF
                                               THE FUND, PRINCIPAL                                                TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/97 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------
Neville Miles                    Director, The First Australia Fund, Inc. (since           51         1996         --
23 Regent Street                   1996); Director, MaxiLink Limited (investment
Paddington, N.S.W. 2021            company); Director, Walker Corp. Limited
Australia                          (property development); Director, First
                                   Resources Development Fund Limited (investment
                                   company); Executive Director, EL&C Ballieu
                                   Limited (stock broker) (1994-1996); Executive
                                   Director, Old Minnett Securities Limited
                                   (stock broker) (1998-1994).

John T. Sheehy (+)               Director, The First Australia Fund, Inc. (since           55         1986         --
2700 Garden Road                   1985), First Australia Prime Income Investment
Suite G                            Company Limited (since 1986) and The First
Monterey, CA 93940                 Commonwealth Fund, Inc. (since 1992); Managing
                                   Director, The Value Group LLC (merchant
                                   banking) (since 1997); Director, Greater
                                   Pacific Food Holdings, Inc. (food industry
                                   investment company) (since 1993); Director,
                                   Video City, Inc. (video retail merchandising);
                                   Partner, Sphere Capital Partners (corporate
                                   consulting) (since 1987); Director, Sphere
                                   Capital Advisors (investment adviser);
                                   Director, Sandy Corporation (corporate
                                   consulting, communication and training) (since
                                   1986); Managing Director, Black & Company
                                   (broker-dealer and investment bankers);
                                   Associate Director, Bear, Stearns & Co. Inc.
                                   (1985-1987); previously, Limited Partner,
                                   Bear, Stearns & Co. Inc.

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                           OWNED AND % OF
                                               THE FUND, PRINCIPAL                                                TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/97 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------
                             CLASS II (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 1999)

Harry A. Jacobs, Jr.(*)          Director, The First Australia Fund, Inc. (since           76         1986         --
One New York Plaza                 1985); Chairman and Chief Executive Officer,
New York, NY 10292                 Prudential Mutual Fund Management, Inc.
                                   (June-September 1993); Senior Director,
                                   Prudential Securities Incorporated (since
                                   1986); previously, Chairman of the Board,
                                   Prudential Securities Incorporated
                                   (1982-1985); Chairman of the Board and Chief
                                   Executive Officer, Bache Group, Inc.
                                   (1977-1982); Trustee, The Trudeau Institute
                                   (eleemosynary); Director of 11 investment
                                   companies affiliated with Prudential
                                   Securities Incorporated.

Rt. Hon. Malcolm Fraser,         Director, The First Australia Fund, Inc. (since           67         1986         --
  A.C., C.H. (++)                  1985), First Australia Prime Income Investment
44/55 Collins Street               Company Limited (since 1986) and The First
Melbourne, Victoria 3000           Commonwealth Fund, Inc. (since 1992);
Australia                          International Consultant on Political,
                                   Economic and Strategic Affairs (since 1983);
                                   Partner, Nareen Pastoral Company
                                   (agriculture); Fellow, Center for
                                   International Affairs, Harvard University;
                                   International Council of Associates, Claremont
                                   University; Member, ANZ International Board of
                                   Advice (1987-1990); InterAction Council for
                                   Former Heads of Government (since 1987,
                                   Chairman since 1997); Co-Chairman,
                                   Commonwealth Eminent Persons Group on Southern
                                   Africa (1985-1986); Chairman, United Nations
                                   Committee on African Commodity Problems
                                   (1989-1990); Consultant, The Prudential
                                   Insurance Company of America;
                                   Parliamentarian--Prime Minister of Australia
                                   (1975-1983).

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                           OWNED AND % OF
                                               THE FUND, PRINCIPAL                                                TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/97 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------
Brian M. Sherman (*)             President of the Fund; President and Director,            54         1986         --
Level 3                            The First Australia Fund, Inc. (since 1985);
190 George Street                  Joint Managing Director (since 1986) and
Sydney, N.S.W. 2000                Chairman (since 1985), First Australia Prime
Australia                          Income Investment Company Limited; Vice
                                   President and Director (since 1992) and
                                   Chairman (since 1995), The First Commonwealth
                                   Fund, Inc.; Chairman and Joint Managing
                                   Director, EquitiLink Limited (since 1986);
                                   Chairman and Joint Managing Director,
                                   EquitiLink Australia Limited (since 1981);
                                   Director, EquitiLink International Management
                                   Limited (since 1985); Joint Managing Director,
                                   MaxiLink Limited (since 1987); Executive
                                   Director, MaxiLink Securities Limited (since
                                   1987); Director, First Resources Development
                                   Fund Limited (since 1994); Director, Ten Group
                                   Limited (since 1994); Director, Telecasters
                                   North Queensland Limited (since 1993);
                                   Director, Sydney Organizing Committee for the
                                   Olympic Games.

Howard A. Knight                 Director, The First Australia Fund, Inc. (since           56         1993         --
36 Ives Street                     1993); Director, Vice Chairman and Chief
London SW3 2ND                     Operating Officer, Scandinavian Broadcasting
United Kingdom                     System S.A. (television and radio
                                   broadcasting) (since 1996); Private Investor
                                   Consultant (1994-1996); President of
                                   Investment Banking, Equity Transactions and
                                   Corporate Strategy, Prudential Securities
                                   Incorporated (1991-1994); formerly Chairman
                                   and Chief Executive Officer, Avalon
                                   Corporation (1984-1990); Managing Director,
                                   President and Chief Executive Officer, Weeks
                                   Petroleum Limited (1982-1984); General
                                   Counsel, member of the Executive Committee and

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                           OWNED AND % OF
                                               THE FUND, PRINCIPAL                                                TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/97 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------
                                   Director, Farrell Lines Incorporated
                                   (1976-1982); Partner, Cummings & Lockwood
                                   (1963-1976).

Peter D. Sacks (+)               Director, The First Commonwealth Fund, Inc.               52         1993         --
33 Yonge Street                    (since 1992); President and Director, Toron
Suite 706                          Capital Markets, Inc. (currency, interest rate
Toronto, Ontario M5E 1G4           and commodity risk management) (since 1988);
Canada                             Vice President and Treasurer, Midland Bank
                                   Canada (1987-1988); Vice President and
                                   Treasurer, Chase Manhattan Bank of Canada
                                   (1985-1987).

                             CLASS III (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 2000)

Sir Roden Cutler, V.C.,          Director, The First Australia Fund, Inc. (since           81         1986         --
  A.K., K.C.M.G.,   K.C.V.O.,      1985); Chairman (1986-1995) and Director
C.B.E.,   K.St.J. (++)             (since 1986), First Australia Prime Income
22 Ginahgulla Road                 Investment Company Limited; Chairman
Bellevue Hill, N.S.W. 2023         (1992-1995) and Director (since 1992), The
Australia                          First Commonwealth Fund, Inc.; Australia
                                   Director, Rothmans Holding Ltd. (formerly
                                   Rothmans Pall Mall) (tobacco) (1981-1994);
                                   Chairman, State Bank of New South Wales
                                   (1981-1986); Governor of New South Wales,
                                   Australia (1966-1981).

David Lindsay Elsum (++)         Director, The First Australia Fund, Inc. (since           60         1986         --
9 May Grove                        1985), First Australia Prime Income Investment
South Yarra, Victoria 3141         Company Limited (since 1986) and The First
Australia                          Commonwealth Fund, Inc. (since 1992);
                                   Director, MaxiLink Ltd.; Chairman, Stodart
                                   Investment Pty. Ltd.; Chairman, Queen Victoria
                                   Market; Chairman, Melbourne Wholesale Fish
                                   Market Ltd.; Director Stateguard Friendly
                                   Society; Director, First Resources Development
                                   Fund; Member, Corporations and

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                           OWNED AND % OF
                                               THE FUND, PRINCIPAL                                                TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/97 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------
                                   Securities Panel of the Australian Securities
                                   Commission; Member, Federal Administrative
                                   Appeals Tribunal; Adviser, TASA International
                                   Executive Search; Chairman, Health Computing
                                   Services Limited; President, State
                                   Superannuation Fund of Victoria (1986-1993);
                                   Director, IlTec Limited (1993-1996); Managing
                                   Director, The MLC Limited (insurance)
                                   (1984-1985); Managing Director, Renison
                                   Goldfields Consolidated Limited (mining)
                                   (1983-1984).

Laurence S. Freedman (*)         Vice President (since 1986) and Chairman (since           54         1986         --
Level 3                            1995) of the Fund; Vice President and Director
190 George Street                  (since 1985) and Chairman (since 1995), The
Sydney, N.S.W. 2000                First Australia Fund, Inc.; Joint Managing
Australia                          Director, First Australia Prime Income
                                   Investment Company Limited (since 1986);
                                   President and Director, The First Commonwealth
                                   Fund, Inc. (since 1992); Founder and Director,
                                   EquitiLink Limited (since 1986); Joint
                                   Managing Director, EquitiLink Australia
                                   Limited (since 1982); Director, EquitiLink
                                   International Management Limited (since 1985);
                                   Chairman and Joint Managing Director, MaxiLink
                                   Limited (since 1987); Executive Director,
                                   MaxiLink Securities Limited (since 1987);
                                   Chairman and Joint Managing Director, First
                                   Resources Development Fund Limited (since
                                   1994); Director, Ten Group Limited (since
                                   1994); Director, Telecasters North Queensland
                                   Limited (since 1993); Managing Director, Link
                                   Enterprises (International) Pty. Limited
                                   (investment management company) (since 1980);
                                   Manager of Investments, Bankers Trust
                                   Australia Limited (1978-1980);

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                           OWNED AND % OF
                                               THE FUND, PRINCIPAL                                                TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/97 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------
                                   Investment Manager, Consolidated Goldfields
                                   (Australia) Limited (natural resources
                                   investments) (1975-1978).

Michael R. Horsburgh             Director, The First Australia Fund, Inc. (since           52         1986         --
21,22/FI Ssang Yong Tower          1985); Director, The First Commonwealth Fund,
23-2 Yuido-dong                    Inc. (since 1994); Executive Vice President,
Youngdungpo-gu,                    Hannuri Securities & Investment, Ltd. (since
Seoul 150-010, Korea               October 1997); Managing Director, Carlson
                                   Investment Management, Inc. (1996- October
                                   1997); Director and Chief Executive Officer,
                                   Horsburgh Carlson Investment Management, Inc.
                                   (1991-1996); Director, The First Hungary Fund;
                                   Managing Director, Barclays de Zoete Wedd
                                   Investment Management (U.S.A.) (1990-1991);
                                   Special Associate Director, Bear, Stearns &
                                   Co. Inc. (1989-1990); Senior Managing
                                   Director, Bear, Stearns & Co. Inc.
                                   (1985-1989); General Partner, Bear, Stearns &
                                   Co. Inc. (1981-1985); previously, Limited
                                   Partner, Bear, Stearns & Co. Inc.

William J. Potter (++)           Director, The First Australia Fund, Inc. (since           49         1986            285
380 Lexington Avenue               1985), The First Australia Prime Income
Suite 1511                         Investment Company Limited (since 1986) and
New York, NY 10168                 The First Commonwealth Fund, Inc. (since
                                   1992); President, Ridgewood Group
                                   International Ltd. (investment banking) (since
                                   1989); Director and Chairman of Finance,
                                   National Foreign Trade Association (USA);
                                   Director, Ridgewood Capital Funding, Inc.
                                   (NASD); Director, Impulsora del Fondo Mexico;
                                   Director, International Panorama Resources
                                   Ltd.; Director, Voicenet, Inc.; Director,
                                   Alexandria Bancorp (banking group in Cayman
                                   Islands); Director, Battery

                                                                                                                SHARES OF
                                                                                                                 COMMON
                                                                                                                  STOCK
                                                                                                              BENEFICIALLY
                                               PRESENT OFFICE WITH                                           OWNED AND % OF
                                               THE FUND, PRINCIPAL                                                TOTAL
      NAME AND ADDRESS OF                    OCCUPATION OR EMPLOYMENT                            DIRECTOR      OUTSTANDING
   EACH DIRECTOR OR NOMINEE                     AND DIRECTORSHIPS                      AGE         SINCE     ON 10/31/97 (1)
-------------------------------  ------------------------------------------------      ---      -----------  ---------------

                                   Technologies, Inc.; Consultant, Trieste
                                   Futures Exchange, Inc.; Advisor, Guardian
                                   Capital Group; Partner, Sphere Capital
                                   Partners (corporate consulting) (1989-1997);
                                   Director, Alexandria Bancorp Limited;
                                   Director, Canadian Health Foundation; Managing
                                   Director, Prudential-Bache Securities Inc.
                                   (1984-1989); First Vice President, Barclays
                                   Bank, plc (1982-1984); previously, various positions with Toronto Dominion Bank.

--------------------------

* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934. Messrs. Freedman, Sherman and Maddock are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

+   Messrs. Aaronson, Sacks and Sheehy are members of the Audit Committee.

++   Messrs. Cutler, Elsum, Fraser and Potter are members of the Contract Review
    Committee.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. All shares listed in this table are owned with sole voting and investment power, and in the aggregate represent less than 1/4 of 1% of the total shares outstanding of common stock as of October 31, 1997. No shares of the Fund's preferred stock are owned by the Directors.

    Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

    THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR THE ELECTION OF THE FOUR NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

                  PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

    The Fund has outstanding 3,000 shares of Auction Market Preferred Stock, Series A, par value $.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series E, par value $.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $.01 per share; and 3,000 shares of Auction Market Preferred Stock, Series G, par value $.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $.01 per share.

    Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. David Manor and Marvin Yontef, who were elected to fill the two preferred stock Board seats and to represent exclusively the holders of all series of the Fund's preferred stock (the "Preferred Directors") at the Annual Meeting of Shareholders held on March 13, 1997, have been nominated to serve as Preferred Directors until the Annual Meeting of Shareholders to be held in 1999. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain information concerning each of the nominees as a Preferred Director of the Fund.

                                                                                                                  SHARES
                                                                                                               BENEFICIALLY
                                                    PRESENT OFFICE WITH                                          OWNED AND
                                                    THE FUND, PRINCIPAL                                         % OF TOTAL
                                                  OCCUPATION OR EMPLOYMENT                        DIRECTOR      OUTSTANDING
NAME AND ADDRESS OF EACH NOMINEE                  AND PUBLIC DIRECTORSHIPS              AGE         SINCE     ON 10/31/97 (1)
----------------------------------------  ----------------------------------------      ---      -----------  ---------------
David Manor(**)                           Treasurer of the Fund, The First                  57         1988         --
Level 3                                     Australia Fund, Inc. and First
190 George Street                           Australia Prime Income Investment
Sydney, N.S.W. 2000                         Company Limited; Director and
Australia                                   Treasurer, The First Commonwealth
                                            Fund, Inc. (since 1992); Executive
                                            Director, EquitiLink Australia Limited
                                            and EquitiLink Limited (since 1986);
                                            Director, EquitiLink International
                                            Management Limited (since 1987) and
                                            EquitiLink U.S.A., Inc.
Marvin Yontef(**)                         Director, First Australia Prime Income            51         1989         --
P.O. Box 85                                 Investment Company Limited; Partner,
5500 Commerce Court                         Stikeman, Elliott (Canadian law firm);
West Toronto, Ontario M5L 1B9               Director and Executive Committee
Canada                                      Member, Gordon Capital Corporation
                                            (Canadian investment dealer) (since
                                            1996); Director, Pendaries Petroleum
                                            Ltd. (since 1996).

------------------------

** Directors considered by the Fund and its counsel to be "interested persons" (which as used in this Proxy Statement is as defined in the 1940 Act) of the Fund or of the Fund's investment advisers. Mr. Manor is deemed to be an interested person because of his affiliation with the Investment Manager and Investment Adviser and because he is an officer of the Fund. Mr. Yontef is deemed to be an interested person because the law firm of which he is a Partner acts as legal counsel for the Investment Adviser and its parent.

(1) As of October 31, 1997, the Preferred Directors of the Fund owned no shares of the Fund's common or preferred stock.

    Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF PREFERRED STOCK VOTE FOR THE ELECTION OF THE TWO NOMINEES AS PREFERRED DIRECTORS TO THE FUND'S BOARD OF DIRECTORS.

            PROPOSAL 3: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1998. Such appointment is now subject to ratification or rejection by the shareholders of the Fund.

    Audit services performed by Price Waterhouse LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by the firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of the firm in the Fund.

    Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1998.

                      PROPOSAL 4: AMENDMENT OF THE FUND'S
                      INVESTMENT POLICIES AND RESTRICTIONS

BOARD RECOMMENDATION

    At a special meeting of the Board held on August 25, 1997, the Fund's Investment Manager proposed that the Fund's investment policies be expanded to enable the Fund to invest up to 35% of its assets in Asian debt securities (the "Proposal"). The Investment Manager indicated that in its view, the relatively high level of interest rates available in Asian markets compared with interest rates prevailing in Australia and New Zealand offered an attractive opportunity to enhance the Fund's earnings above the current rate.

    "Asian debt securities" includes (1) debt securities issued by entities located in the following countries, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam (each an "Asian Country" or together "Asian Countries"), as well as
(2) debt securities of other issuers which are denominated in, or linked to, the currency of an Asian Country. In addition, "Asian debt securities" may include debt securities issued by entities located in other countries on the Asian continent, or which are denominated in, or linked to, the currency of any other country on the Asian continent provided such country is approved for investment by the Board of Directors upon the recommendation of the Investment Manager.

    In response to the Proposal, the Board selected a committee composed of four independent directors to give the Proposal in depth consideration and to report back to the full Board, taking into account the advice of an independent consultant with expertise in Asian markets. In early October of 1997, the Sub-Committee engaged Chase Securities, Inc. ("Chase") on behalf of the Board, to act as the Fund's exclusive financial adviser and, in that connection, to review and analyze the Proposal and to prepare materials for distribution to the Board detailing the results of Chase's analysis and review with respect to the Proposal. Chase is a wholly-owned subsidiary of Chase Manhattan Corporation. Over the course of the next five months, the Sub-Committee met on numerous occasions in person and by telephone, both alone and with Chase representatives and with representatives of the Investment Manager, to discuss and pursue the ramifications of the Proposal. Chase also met with representatives of the Investment Manager and the Investment Adviser and reviewed and commented on draft reports outlining the Proposal prepared by the Investment Manager and the Investment Adviser.

    On February 25, 1998, Chase dispatched copies of the final report of the Investment Manager and the Investment Adviser dated February 20, 1998 (the "EquitiLink Report") together with copies of its own report (the "Chase Report") to all members of the Board. At a meeting of the Sub-Committee held on March 5, 1998, with all members of the Sub-Committee present, as well as Chase representatives, the Sub-Committee unanimously determined to recommend to the full Board that the Board recommend to the shareholders that the Fund's investment policies and investment restrictions be amended in order to enable the Fund to invest up to 35% of its assets in Asian debt securities.

    At a special meeting of the Board held on March 9, 1998, the full Board reviewed the Chase Report with a Chase representative and considered the Sub-Committee's recommendation. AFTER DISCUSSION, BY THE UNANIMOUS VOTE OF THE INDEPENDENT DIRECTORS, AS WELL AS THE UNANIMOUS VOTE OF THE FULL BOARD, IT WAS DECIDED TO RECOMMEND TO THE FUND'S SHAREHOLDERS THAT THE FUND'S INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS BE AMENDED IN ORDER TO ENABLE THE FUND TO INVEST UP TO 35% OF ITS ASSETS IN ASIAN DEBT SECURITIES.

RELATED ASPECTS OF THE PROPOSAL

    As part of the Proposal to be approved by the Fund's shareholders, the Investment Manager has proposed that, given sovereign credit ratings in Asia, the Fund be permitted to invest up to 15% of its total assets in Asian debt securities rated below investment grade at the time of investment, but not less than B-, or if not rated, considered by the Investment Manager to be of comparable quality. In the event that any of the Fund's investments subsequently fall below B-, the Fund will dispose of any such investments in an orderly fashion. In addition, the Investment Manager has proposed that the percentage limitations on the Fund's investments in issuers or debt securities which at the time of investment are rated AA and A, or are, in the judgment of the Investment Manager, of equivalent quality, be reduced. See Proposal 4(B) below.

    With respect to the Asian portion of the portfolio, the Investment Manager has proposed that the Fund be permitted to use derivatives to manage currency and interest rate risk. Derivatives will also be used to replicate, or substitute for, physical securities in order to achieve transactional efficiencies.

    In addition, with the emergence in Australia of a domestic exchange traded interest rate derivatives market in the years since the commencement of the Fund, the Investment Manager expects to use derivatives with respect to the Fund's Australian fixed income securities to allow the Investment Manager to modify interest rate risk and to adjust the Fund's duration or its positioning along the yield curve. The Investment Manager will not, however, use derivatives to hedge the Australian dollar currency risk, as it believes that a fundamental character of the Fund is to provide investment exposure to the Australian dollar. See Proposal 4(C) below.

    These related aspects of the Proposal require a vote of the shareholders separate from the vote allowing the Fund to invest a portion of its assets in Asian debt securities. However, Proposal 4(A) cannot be fully or properly implemented if Proposals 4(B), 4(C), 4(D) and 4(E) are not also approved. As a result, unless all five parts of Proposal 4 are approved by shareholders, the Investment Manager will not implement any portion of Proposal 4 which is approved by shareholders.

BOARD CONSIDERATIONS

    In considering whether to recommend to shareholders that the Fund's investment policies and restrictions be amended to permit investment of up to 35% of the Fund's assets in Asian debt securities and in connection therewith, to permit the Fund to invest up to 15% of the Fund's total assets in Asian debt securities rated, at the time of investment, below investment grade but not less than B-, or if not rated, considered by the Investment Manager to be of comparable quality, and to use derivatives, the Board and the Sub-Committee took into account the risks involved in such a strategy.

    Although the Investment Manager's goal is to have the Fund invest in Asian debt securities in order to increase the Fund's yield without negatively impacting total return, the Board was cognizant of the fact that the upheaval in Asian currency and bond markets has significantly altered the investment landscape for investors in these markets and that many investors in Asian debt securities, including unit holders in a fund which was organized by the Investment Manager in May 1997 and was sold in Canada, have suffered losses.

    The Board took into account that investment in Asian debt markets may expose the Fund to greater interest rate risk, foreign exchange risk, credit risk, political and economic risk ("event risk") and liquidity risk, than is currently the case. These risks, as well as risks associated with less transparent accounting and auditing standards and less developed legal systems, can, the Board recognized, increase the likelihood that losses in net asset value will more than offset the positive effect of higher apparent yields. In addition, the Board noted that the Fund's total investment return may be expected to become more volatile, and that the Fund's $600 million outstanding Auction Market Preferred Stock could exacerbate this increased volatility.

    The Board took into account that no more than 35% of the Fund's assets could be exposed to Asian markets, and that the Investment Manager would seek to mitigate risk through an active management style operating within pre-set risk limits. It also considered the fact that investors who do not wish to assume the greater risk associated with Asian investments would be able to sell their holdings to investors who seek higher yields, while accepting the concomitant increase in risk.

    The Board noted that at the Fund's inception in 1986, high interest rates in Australia, which were then in the range of 12%-14%, were indicative of the higher risk of investment in Australian debt as compared with investment in U.S. debt at that time, reflecting the fact that the Fund's initial charter had been to give U.S. investors exposure to higher interest rates that necessarily reflect a risk premium. Expanding the Fund's investment policies to include investment in Asian debt securities would be, the Board concluded, consistent with the Fund's initial charter.

    The Board also noted that the Investment Manager indicated in the EquitiLink Report that in light of the prevailing uncertainties in the Asian market, it does not envisage investing the maximum allowable percentage of 35% of the Fund's assets into Asian debt securities immediately upon obtaining shareholder approval of the Proposal. The Investment Manager indicated in EquitiLink Report that a combination of the proceeds of the sale of some of the Australian debt securities held in the Fund's portfolio, the reinvestment of maturing Australian debt securities in the portfolio and the proceeds of a likely rights offering would be utilized to fund investment into Asia. Given the fact that the Fund has engaged in four previous rights offerings and that such offerings are frequently dilutive to shareholders, the Sub-Committee determined that it would first seek the advice of an independent consultant with respect to the ultimate funding of investment in Asian securities through a rights offering.

    Appendix A contains extracts from EquitiLink's Report which further discusses the risks involved in Asian investment, risks associated with derivatives, its management of risk from derivatives and its management of credit risk, as well as the Investment Manager's review of structural changes in the Australian bond market. Appendix B describes S&P and Moody's ratings systems.

    The Board also took into account the Chase Report. The Chase Report stated that Chase had reviewed certain materials and considered financial and other factors that it deemed relevant, including, among other things:

    -- The Equitilink Report (including the appendices with respect thereto)

    -- certain publicly-available historical financial and operating data of the Fund including, but not limited to: the annual reports to shareholders of the Fund for the five fiscal years ended October 31, 1993, 1994, 1995, 1996 and 1997

    -- certain information relating to the Fund, including, but not limited to:
    (a) the assignment and scope of responsibilities of EquitiLink personnel as relates to managing the Fund's assets, (b) the resources available at EquitiLink with respect to managing the Fund if the proposed change in the investment policy is approved and (c) the investment process used by EquitiLink in managing the Fund's current portfolio as well as its approach to managing Asian emerging market debt securities

    -- the reported prices and trading activity for the common stock of the Fund

    -- U.S. and internationally domiciled fixed-income funds and their investments in Asian fixed-income securities

    -- certain risks associated with the Proposal

    -- with Dewe Rogerson, the Fund's public relations firm, the nature and extent of communications with the Fund's shareholders

    -- with Price Waterhouse, the Fund's accounting firm, certain tax and accounting matters pertaining to the Fund's operations and

    -- U.S. closed-end funds that recently changed investment objective

    Chase also confirmed that it had reviewed with the Sub-Committee issues pertaining to the proposed change in the Fund's investment policies and investment restrictions and had reviewed the EquitiLink Report with the Investment Manager and the Investment Adviser, as well as performing such other financial studies, analysis, and investigations as Chase deemed appropriate.

    The Chase Report noted that the following key assumptions are included in the EquitiLink Report with respect to the yields that can be obtained in Asia:

    -- The recent upheaval experienced in the Asian currency and bond markets of the second half of 1997 has significantly altered the investment landscape for investors in Asian debt markets

    -- Yield spreads on Asian yankee securities have widened dramatically in recent months, reflecting investors' requirement for an increase in risk premiums

    -- The larger risk premiums and wider bid-offer spreads reflect the current uncertainty by Asian debt markets players regarding the "fair value" for certain Asian credits

    -- In addition, interest rates on Asian local currency debt securities are also higher than prior to the recent financial crises as Asian countries have sought to attract needed capital inflows to the region and to restrict domestic credit growth

    -- Interest rates on Asian local currency debt instruments are expected to continue to trade at a premium to those offered in the more developed bond markets around the world over the intermediate term

    -- Over the long-term the risk premium can be expected to fall as Asian markets mature and develop, thus providing opportunities for capital appreciation

    Chase also stated in the Chase Report that the EquitiLink Report identified the following risks that are typically associated with investing in Asian securities:

    -  Political and Economic Risk

    -  Interest Rate Risk

    -  Foreign Exchange Risk

    -  Credit Risk

    -  Counterparty Risk

    -  Liquidity Risk

    -  Tax Risk

    -  Legal and Accounting Risk

    In addition, the Chase Report also reviewed, and addressed, among other things, the Investment Manager's discussion of the investment process it proposes to use to make investments in the Asian market, and the Investment Manager's outlook for Australian bond yields. On the basis of its review and analysis, Chase advised the Board that, having reviewed the assumptions and factual information presented by the Investment Manager and the Investment Adviser in their written materials supporting the proposed change in the Fund's investment policies, in Chase's view, the assumptions contained therein are appropriate and the factual information contained therein is accurate, in each case in all material respects.

    The Fund's investment objective is current income through investment primarily in Australian debt securities, as well as incidental capital appreciation. If the Proposal is approved by the Fund's shareholders, the Fund's investment objective will remain unchanged. However, permitting the Fund to invest up to 35% of its assets in Asian debt securities will require amendments to the Fund's investment policies and to its investment restrictions which require shareholder approval.

PROPOSAL 4(A): AMENDMENTS TO THE FUND'S INVESTMENT POLICIES TO ALLOW THE FUND TO INVEST UP TO 35% OF ITS ASSETS IN ASIAN DEBT SECURITIES.

    The Board of Directors has approved, subject to approval by the stockholders, a change in certain of the Fund's investment policies which would allow the Fund to invest up to 35% of its assets in Asian debt securities.

    It is proposed that the portion of the Fund's investment policies which now reads:

    "To achieve its investment objective, the Fund may invest the remainder of its assets in debt securities of comparable quality which are denominated in Australian or New Zealand dollars of other issuers, whether or not domiciled in Australia or New Zealand, and in U.S. Securities."

be amended to read as set forth below:

    "To achieve its investment objective, the Fund may invest the balance of its total assets (1) in debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency, (2) in debt securities of other issuers, denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country, (3) in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand, and (4) in U.S. debt securities. The maximum country exposure to any one Asian Country is limited to 15% of the Fund's total assets and the maximum currency exposure to any one Asian Country currency is limited to 10% of the Fund's total assets."

    In addition, it is proposed that the statement regarding temporary defensive positions, which now reads:

    "During periods when, in the Investment Manager's judgment, changes in the market for Australian and New Zealand debt securities or other economic conditions warrant a temporary defensive investment policy, the Fund may temporarily reduce its position in such securities and invest in U.S. securities."

be amended to conform to the expanded portfolio structure. The new statement regarding temporary defensive positions is proposed to read as set forth below:

    "During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities."

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENTS TO THE FUND'S INVESTMENT POLICIES TO ALLOW THE FUND TO INVEST UP TO 35% OF ITS ASSETS IN ASIAN DEBT SECURITIES.

PROPOSAL 4(B): AMENDMENT TO THE FUND'S INVESTMENT POLICIES REGARDING AUSTRALIAN DEBT SECURITIES.

    In order to ensure that up to 35% of the Fund's portfolio could be invested in Asian debt securities, the Board of Directors has approved, subject to approval by the stockholders, a change in the definition of Australian debt securities to include Australian dollar denominated global and Eurobonds which were previously included in the 35% balance of the portfolio. Because the Australian dollar denominated global and Eurobonds serve as proxies for Australian domestic debt securities in that they expose the buyer to the same interest rate and currency risk and are traded and priced in relation to domestic bonds, these instruments can properly be included within the Australian debt securities component of the Fund and do not expose the Fund to any additional risk factors.

    It is proposed that the portion of the Fund's investment policies which now reads:

    "It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks, federal and state governmental entities and companies."

be amended to read as set forth below:

    "It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks, federal and state governmental entities and companies, and in Australian dollar denominated global or Eurobonds, whether or not the issuer is domiciled in Australia, which expose the Fund to the Australian interest rate structure and which are traded by reference to similar debt securities of Australian domiciled issuers."

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE FUND'S INVESTMENT POLICIES REGARDING AUSTRALIAN DEBT SECURITIES.

PROPOSAL 4(C): AMENDMENT TO THE FUND'S INVESTMENT POLICY REGARDING LIQUIDITY.

    The Board of Directors has approved, subject to approval by the stockholders, a change in certain of the Fund's investment policies which would allow the Fund to invest in less liquid Asian debt securities.

    It is proposed that the portion of the Fund's investment policies which now reads:

    "The Fund will invest only in debt securities for which there is an active secondary market and will not purchase securities as to which there would be any legal restrictions on sale or disposition by the Fund except that the Fund may invest up to 10% of its assets in privately placed debt securities which (i) are Australian or New Zealand dollar denominated, (ii) are not subject to legal or contractual restriction on their resale, (iii) mature in four years or less, and (iv) are issued or guaranteed by banks or companies whose debt securities are rated Aa or better by Moody's or AA or better by S&P."

be amended to read as set forth below:

    "The Fund will invest only in debt securities for which there is an active secondary market except that the Fund may invest up to 35% of its assets in Asian debt securities for which there is no established relevant market."

    For information regarding the potential risks of investing in securities for which there is no established relevant market, see "Risks Involved in Asian Investment -- Liquidity Risk" in Appendix A.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE FUND'S INVESTMENT POLICY REGARDING LIQUIDITY.

PROPOSAL 4(D): AMENDMENTS TO THE FUND'S INVESTMENT POLICIES TO ALLOW THE FUND TO INVEST UP TO 15% OF ITS TOTAL ASSETS IN ASIAN DEBT SECURITIES RATED, OR CONSIDERED BY THE INVESTMENT MANAGER TO BE, BELOW INVESTMENT GRADE AT THE TIME OF INVESTMENT AND TO REDUCE THE PERCENTAGE OF ITS INVESTMENTS IN DEBT SECURITIES WHICH ARE, OR ARE CONSIDERED BY THE INVESTMENT MANAGER TO BE, RATED AA OR A QUALITY.

    The Board of Directors has approved, subject to approval by the stockholders, a change in certain of the Fund's investment policies regarding the quality of the Fund's investments.

    It is proposed that the portion of the Fund's investment policies which now reads:

    "It is the Fund's policy to limit its investments, as to 65% of its total assets, to issuers or debt securities at the time of investment rated AA or better by S&P, or Aa or better by Moody's, or which, in the judgment of the Investment Manager, are of equivalent quality. The remainder of the Fund's investments will be rated A by those rating agencies or will in the Investment Manager's judgment be of equivalent quality."

be amended to read as set forth below:

    "It is the Fund's policy to limit its investments as to at least 50% of its total assets, to issuers or debt securities which are, at the time of investment, rated AA or better by S&P, or Aa or better by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality. In addition, at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by S&P or A3 or better by Moody's or be, in the Investment Manager's judgment, of equivalent quality. In order to accommodate investment in Asian markets, Asian debt securities may be purchased which, at the time of investment are rated by S&P or Moody's, or are judged by the Investment Manager, to be the equivalent of at least B- by S&P or B3 by Moody's; PROVIDED, HOWEVER, that in no event may more than 15% of its total assets be invested in Asian debt securities which, at the time of investment, are rated below investment grade of BBB, but not less than B-, by S&P, or Baa, but not less than B3, by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality, and PROVIDED FURTHER; that with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used."

    If shareholders approve this Proposal 4(D), that portion of the Fund's assets which must be invested in Australian debt securities must be rated at least A- by S&P or A3 by Moody's or be, in the Investment Manager's judgment, of equivalent quality. Only Asian debt securities may be rated lower than A- by S&P or A3 by Moody's at the time of investment.

    For information regarding the potential risks of investing in securities rated below investment grade, see "Risks Involved in Asian Investment --Credit Risk" in Appendix A.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE FUND'S INVESTMENT POLICIES TO ALLOW THE FUND TO INVEST UP TO 15% OF ITS TOTAL ASSETS IN ASIAN DEBT SECURITIES RATED, OR CONSIDERED BY THE INVESTMENT MANAGER TO BE, BELOW INVESTMENT GRADE AT THE TIME OF INVESTMENT AND TO REDUCE THE PERCENTAGE OF ITS INVESTMENTS IN DEBT SECURITIES WHICH ARE, OR ARE CONSIDERED BY THE INVESTMENT MANAGER TO BE, RATED AA OR A QUALITY.

PROPOSAL 4(E): AMENDMENT TO THE FUND'S INVESTMENT RESTRICTIONS TO ALLOW IT TO USE DERIVATIVES AND TO GENERALLY BE ABLE TO PURCHASE MORTGAGE-BACKED SECURITIES.

    The Board has also approved certain conforming amendments to the investment restrictions which are necessary to permit the Fund to use derivatives and to generally be able to purchase Asian Country mortgage-backed securities. Such amendments also require shareholder approval.

    It is proposed that the investment restriction which now states that the Fund may not:

    "Make short sales of securities or maintain a short position."

be amended to provide that the Fund may not:

    "Make short sales of securities or maintain a short position (other than with respect to the use of derivatives)."

    It is proposed that the investment restriction which now states that the Fund may not:

    "Buy or sell commodities, commodity contracts, real estate or interests in real estate (except that the Fund may purchase and sell Australian mortgage-backed securities)."

be amended to provide that the Fund may not:

    "Buy or sell commodities, commodity contracts, real estate or interests in real estate (other than mortgage-backed securities or with respect to the use of derivatives)."

    For information regarding the potential risks of investing in derivatives, see "Risks Associated with the Use of Derivatives" and "Management of Risk from Derivatives" in Appendix A.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE FUND'S INVESTMENT RESTRICTIONS TO ALLOW THE FUND TO USE DERIVATIVES AND TO GENERALLY BE ABLE TO PURCHASE MORTGAGE-BACKED SECURITIES.

    In addition to the proposed amendments to the Fund's investment policies which require the approval of shareholders, the Fund's Board of Directors has approved certain changes in its investment policies which do not require the approval of shareholders in order to provide for the use of derivatives. In order to give a complete statement of the Fund's investment objective and policies and investment restrictions, Appendix C sets forth the entire text of the Fund's Investment Objective and Policies as it will read upon amendment and the entire text of the Fund's Investment Restrictions as they will read upon amendment.

                                 OTHER MATTERS

    The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

                FURTHER INFORMATION ABOUT DIRECTORS AND OFFICERS

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

    Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1997, all filing requirements applicable to its Reporting Persons were complied with.

    COMMITTEES AND BOARD OF DIRECTORS MEETINGS. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating or compensation committee.

    During the Fund's fiscal year ended October 31, 1997, the Board of Directors held four regularly scheduled meetings and one special meeting, the Audit Committee held two meetings, and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the aggregate number of meetings of the Board of Directors and all the Committees of the Board on which he served, except Messrs. Horsburgh, Jacobs and Knight each of whom attended only two of the five meetings of the Board of Directors. Mr. Knight attended at least 75% of the regularly scheduled meetings, but missed one of the special telephonic meetings due to technical difficulties.

    OFFICERS OF THE FUND. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors and, with the exception of Messrs. Manor, Sechos and Kozlowski, and Mesdames Bancroft and Sananikome-Fletcher, all of whom have served since the Fund was organized in 1986, are as follows: Brian M. Sherman, President; Laurence S. Freedman, Vice President; David Manor, Treasurer; Ouma Sananikome-Fletcher (age 39), Assistant Vice President, Chief Investment Officer; Barry G. Sechos (age 36), Assistant Treasurer; Kenneth T. Kozlowski (age 36), Assistant Treasurer; Roy M. Randall (age 61), Secretary; Allan S. Mostoff (age 65), Assistant Secretary; and Margaret A. Bancroft (age
59), Assistant Secretary.

    The respective principal occupations of the Fund's officers are as follows:
Messrs. Sherman and Freedman, shown above in the table of nominees and Directors under "Proposal 1: Election of Class I Directors"; David Manor, shown in the table of nominees as Preferred Directors under "Proposal 2: Election of Preferred Directors"; Ouma Sananikome-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel to the EquitiLink Australia Limited (since 1993), Director, EquitiLink Australia Limited (since 1994) and Solicitor, Allen, Allen & Hemsley (1986-1993); Kenneth T. Kozlowski, Director, Prudential Investments (since 1996), Vice President, Prudential Mutual Fund Management, Inc. (1992-1996) and Fund Accounting Manager, Pruco-Life Insurance Company (1990-1992); Roy M. Randall, Partner of Stikeman, Elliott (Australian office of Canadian law firm); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

    RELATIONSHIP OF DIRECTORS OR NOMINEES WITH THE INVESTMENT ADVISER AND THE INVESTMENT MANAGER. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990 and an advisory agreement dated December 15, 1992.

    The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Union House, Union Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly owned subsidiary of EquitiLink Limited, an Australian corporation. The registered offices of both the Investment Adviser and EquitiLink Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. EquitiLink Limited is a public company whose ordinary shares are listed on the Australian Stock Exchange Limited.

    Messrs. Freedman, Sherman and Manor, all Directors of the Fund, also serve as directors of the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the

Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager, of which Mr. Manor is also a shareholder. Messrs. Freedman, Sherman and Manor also serve as, respectively, joint managing director, joint managing director and chairman, and executive director of the Investment Adviser. Messrs. Freedman and Sherman are the principal shareholders of EquitiLink Limited, of which Messrs. Maddock and Manor are also shareholders.

    During the fiscal year ended October 31, 1997, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $930,000. Mr. Maddock is a director and a principal shareholder of Professional Consultancy Services Limited.

    COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1997. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards of funds in the fund complex on which the Director serves.

                               COMPENSATION TABLE
                           FISCAL YEAR ENDED 10/31/97

                                                                                                             TOTAL
                                                                          PENSION          ESTIMATED     COMPENSATION
                                                       AGGREGATE       OR RETIREMENT        ANNUAL      FROM REGISTRANT
                                                     COMPENSATION    BENEFITS ACCRUED      BENEFITS        AND FUND
                                                         FROM           AS PART OF           UPON        COMPLEX PAID
NAME OF PERSON, POSITION                              REGISTRANT       FUND EXPENSES      RETIREMENT     TO DIRECTORS
---------------------------------------------------  -------------  -------------------  -------------  ---------------
DIRECTORS:
Anthony E. Aaronson................................    $  13,750               N/A               N/A      $  21,250(2)
Sir Roden Cutler...................................       13,750               N/A               N/A         29,250(3)
David Lindsay Elsum................................       13,750               N/A               N/A         29,250(3)
Rt. Hon. Malcolm Fraser............................       13,750               N/A               N/A         29,250(3)
Laurence S. Freedman...............................            0               N/A               N/A              0(3)
Michael R. Horsburgh...............................       13,750               N/A               N/A         29,250(3)
Harry A. Jacobs, Jr................................            0               N/A               N/A              0(2)
Howard A. Knight...................................       13,750               N/A               N/A         21,250(2)
Roger C. Maddock...................................            0               N/A               N/A              0(3)
Neville Miles......................................       13,750               N/A               N/A         21,250(2)
William J. Potter..................................       13,750               N/A               N/A         29,250(3)
Peter D. Sacks.....................................       13,750               N/A               N/A         21,750(2)
John T. Sheehy.....................................       13,750               N/A               N/A         29,250(3)
Brian M. Sherman...................................            0               N/A               N/A              0(3)
PREFERRED DIRECTORS:
David Manor........................................            0               N/A               N/A              0(2)
Marvin Yontef......................................       13,750               N/A               N/A         13,750(1)

                             ADDITIONAL INFORMATION

    EXPENSES. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $25,000 by the Fund and the Fund will reimburse SCC for its related expenses.

    SOLICITATION AND VOTING OF PROXIES. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about April 7, 1998. As mentioned above, SCC may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their vote. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby cancelling any proxy previously given.

    VOTE REQUIRED. The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons names as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of the election of Class I Directors of the Board of Directors (Proposal 1) will require the affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy at the Meeting. Approval of the election of Preferred Directors of the Board of Directors (Proposal 2) will require the affirmative vote of the holders of a majority of the outstanding shares of preferred stock present or represented by proxy at the Meeting. Ratification of the selection of independent public accountants (Proposal 3) will require the affirmative vote of the holders of a majority of the outstanding shares of both the common and preferred stock present or represented by proxy at the Meeting, voting together as a single class. Approval of the proposed amendment to the Fund's investment policies and restrictions to allow investment in Asian debt securities and the related proposals (Proposals 4(A), 4(B), 4(C), 4(D) and 4(E)) will each require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended, and as used in this Proxy Statement means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. The outstanding voting securities of the Fund include both the common and preferred shares voting together as a single class.

    Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for Proposals 4(A), 4(B), 4(C), 4(D) and 4(E) if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting with respect to Proposals 4(A), 4(B), 4(C), 4(D) and 4(E) and a majority of the applicable voting securities of the Fund present at the Meeting with respect to Proposals 1, 2 and 3.

    SHAREHOLDER PROPOSALS. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 1999 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund within a reasonable time before the solicitation of proxies for such meeting.

                                          By Order of the Board of Directors,
                                          Roy M. Randall, SECRETARY

Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102
April 6, 1998

                                                                      APPENDIX A

    This Appendix A sets forth extracts from EquitiLink's Report which discussed risks involved in Asian investment and risks associated with the use of derivatives, as well as the management of risk from derivatives and management of credit risk. It also contains an extract of the Investment Manager's review of structural changes in the Australian bond market. The derivatives exposure and counterparty limits described in the extract concerning management of risk from derivatives represent the Investment Manager's current policies, which may be amended in consultation with the Board of Directors.

                       RISKS INVOLVED IN ASIAN INVESTMENT

    The following summarizes the main risks involved in investing in Asian bond and short term money market securities relative to similar types of securities in Australia and the US. In managing the Fund, the Investment Manager and Investment Adviser will manage all risks in accordance with their stated investment guidelines.

    INTEREST RATE RISK. Changes in the level of interest rates, in the relevant markets in which the Fund invests will affect the market price of its portfolio securities and the net asset value of the Fund at any given time. These changes are usually more substantial in Asian countries where, for example, one-off 100 to 200 basis point interest rate changes are not uncommon. The level of interest rate risk will vary from country to country depending on political and economic factors and monetary policy.

    FOREIGN EXCHANGE RISK. Securities issued in Asian markets and denominated in an Asian country currency are subject to fluctuation in value due to changes in the value of the currency against the US dollar. A decline in the value of an Asian currency compared to the US dollar will give rise to a capital loss to the Fund. Income received from securities denominated in Asian currencies is also translated into and distributed in US dollars, so that a decline in the value of an Asian currency will result in a decline in income to the Fund.

    Investments made in the local currencies of an Asian country may not be freely convertible into other currencies. Exchange rate fluctuations and local currency devaluation could have a material effect on the value of these securities.

    Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. The Investment Manager expects to hedge foreign currency risks in accordance with its views by engaging in foreign currency exchange transactions. These may include buying and selling foreign currency options, foreign currency futures, options on foreign currency futures and swap arrangements. Many of these activities constitute "derivatives" transactions. See "Management of Derivatives" below.

    CREDIT RISK. Under the proposal, the Fund will be permitted to invest up to 15% of total assets in Asian securities rated below investment grade. Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premia required by investors for taking the associated credit risk.

    Investment in debt securities expose the Fund to credit risk (that is, the risk of default on interest and principal payments). Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

    Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

    UNRATED SECURITIES. Under the proposal, the Fund will be permitted to invest in unrated debt securities. Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Investment Manager intends to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security.

    BELOW-INVESTMENT GRADE SECURITIES. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Investment Manager will continuously monitor the issuers of securities held to determine whether the issuers have sufficient cash flows and profits to meet principal and interest payments.

    The achievement of the Fund's investment objective will be more dependent on the Investment Manager or the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security the rating of which has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

    Lower quality debt securities tend to be highly leveraged. Their issuers may also not have available to them traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, issuers may not have sufficient revenue to meet their interest payment obligations. The issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supernational organizations such as the World Bank, and may not be able or willing to make principal and/ or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to higher ranking creditors of the issuer.

    Lower quality debt securities occasionally have call or buy-back features that would permit an issuer to call or repurchase the security from the holder. The Investment Manager anticipates that such securities could be sold only to a limited number of dealers or institutional investors as there may not be an established retail secondary market for many of these securities, or where there is a market, the securities may not be easily tradable.

    The Fund may also incur additional expense to the extent that it is required to seek recovery on a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging Asian markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse may be diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, are also of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in the event of default by the governments under commercial bank loan agreements.

    The Investment Manager will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring such current trends as interest rates and political developments.

    COUNTERPARTY RISK. The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter ("OTC") securities. OTC securities carry credit risk associated with the counterparty institution. To manage this risk, the Investment Manager will only use counterparty institutions rated A- or better by recognized international ratings agencies.

    The counterparties for derivatives as proposed in the investment guidelines are as follows:

    - exchange traded derivatives--recognized derivatives exchanges such as the Sydney Futures Exchange; and

    - over-the-counter derivatives--financial institutions rated A- or better by a recognized international rating agency.

    POLITICAL AND ECONOMIC RISK. Securities of foreign issuers involve different, and sometimes greater, risks than securities of US and Australian issuers. Asian economies are considered to be more politically volatile than the traditional Western style democracies. Investments in securities of issuers in Asian countries involve political risk, including in some countries, the possibility of expropriation, confiscatory taxation or nationalization of assets, and the establishment of foreign exchange controls. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

    With their strong reliance on international trade, the Asian economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

    LIQUIDITY RISK. The securities markets that exist in emerging Asian countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

    In some Asian countries there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values. Market quotations on many securities may only by available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

    TAX RISK. Income earned on investments in Asian countries may be subject to applicable withholding taxes and other taxes imposed by the governments of such countries. There can be no assurance that foreign tax laws will not be changed in a manner which adversely affects foreign investors.

    The tax code, assessment, collection and crediting systems of some Asian countries are currently under review. Local officials are given considerable leverage and discretion in fixing the level and amount of tax to which an investment may be subject.

    LEGAL AND ACCOUNTING RISK. The legal systems in many Asian countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. While the development of the legal systems is a positive step, there is a risk that foreign investors will be adversely affected by new laws or changes to existing laws.

    Accounting and auditing standards applied in certain Asian countries frequently do not conform with the accepted international standards used in Australia and the US. In some cases accounting policies, for example the use of the constant purchasing power method, can have a distortive effect. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

    LEVERAGE RISK. The Fund has issued US$600 million of Auction Market Preferred Stock (the "AMPS") which is tantamount to borrowing this sum of money. The AMPS create an opportunity for the Fund's holders of Common Stock to experience greater capital appreciation and higher yields, while at the same time increasing exposure to capital risk.

                           MANAGEMENT OF CREDIT RISK

    At the upper end of the credit rating spectrum, recognized international ratings agencies such as S&P and Moody's provide extensive risk credit analysis for investors. However, in emerging markets such as Asia, where issues are often unrated or at the lower end of the credit risk spectrum, the Investment Manager believes that opportunities exist for skilled analysts to add value through extensive company research and detail credit assessment. The process of credit assessment in much of Asia's developing debt markets is similar to that undertaken when considering an equity investment, rather than a debt purchase.

CREDIT ANALYSIS IS AKIN TO EQUITY INVESTING

    AT THE MACRO AND SECTORAL LEVEL. An equity strategist must determine if the stockmarket as a whole is cheap or expensive. An assessment of each individual sector must also be carried out. Similarly, a credit strategist must determine if the credit market as a whole is cheap or expensive. As with stocks, an assessment of each individual sector must also be carried out.

    AT THE SECURITY LEVEL. In stock investing, the analyst determines "fair value" for a stock price (discounting cash flows, price earnings rations), then compares that to the market price of the stock. The analyst also assesses qualitative factors, such as management capability. The goal is for the stock to rise in price.

    In debt investing, the analyst determines the likelihood of default (by assessing debt to equity levels, interest coverage, etc.), then compares that to the market price offered for that issuer. As with stock investing, the analyst must also assess qualitative factors, such as management capability. The goal is to ensure that the issuer will remain in business for the life of the security (i.e., to make interest payments plus return of principal).

ANALYTICAL PROCESS

    As a starting point, a view on the economic and individual sector outlooks for each country is developed by the Investment Advisor. Then a detailed assessment of the individual issuers in each market is undertaken. A summary of this process is set out below.

TOP-DOWN ANALYSIS

    COUNTRY ALLOCATION. The economic and political environment is analyzed to determine the overall credit climate in the relevant countries. These issues are determined at Asian Asset Allocation meetings.

    SECTOR ALLOCATION. Consideration is given to the relevant sector and the current exposure to this sector. Fund managers develop views on sectors from the macroeconomic research undertaken, and from periodic broker reports. They look at a range of factors including an industry's life cycle, shorter-term cyclical developments and expected changes in government policy that could affect. the profitability.

COMPANY ANALYSIS

    QUANTITATIVE. Financial ratios and other data-related analysis provide a broad indication of the capacity of a company to remain in business. Areas researched include:

    - liquidity--to determine near-term solvency. While financial ratios vary across industries, two useful ratios in this category are the current ratio (current assets/current liabilities) and the quick ratio;

    - cashflow--to determine whether a company's operating cash flows are able to meet its investment and financing requirements;

    - leverage--to determine the amount of gearing, and the capacity to finance the borrowings, two ratios are used: the debt-to-equity ratio, and the interest coverage ratio;

    - credit structure--analysis of when a company's debt is maturing (and/or is redeemable by the holders), this amount, whether this is floating or fixed and the currency denomination, assists in determining the extent to which a company is exposed to a potential liquidity squeeze, as well as interest rate and foreign exchange fluctuations; and

    - profitability--ratios such as return-on-assets and return-on-equity provide a means of assessing management's operational ability to generate future earnings and the company's ability to earn an adequate return on shareholder equity. This provides an indication of whether the company will be able to raise capital in the future.

    QUALITATIVE. Fund managers perform qualitative research to gain a thorough understanding of a company's growth and profit potential, financial position, capital requirements, competitive position, management quality, ownership structure and critical success factors. Issues considered include the company's long-term strategy, the skills and experience of management, whether there have been any recent changes, as well as details of related parties or substantial shareholders.

    Other forms of qualitative research include:

    - a review of the company's share price over time (to the extent that insider trading is less well-regulated in Asian markets, credit developments often show up first in the stock price, and then only later in the financial accounts or in the public domain);

    - consideration of the terms of the debt, including right to recourse and whether the debt is secured with assets;

    - comparison of the price of the security with similar issues, taking into account credit ratings, maturity, country, industry and business and financial risks; and

    - company visits, when appropriate, to further analyze the company as part of the regular credit analysis visit program.

    EXTERNAL CREDIT ASSESSMENT. External credit assessment involves a review of rating agency (S&P and Moody's) reports and recent broker reports on the company. Fund managers will often contact the analysts who performed the research for these reports to probe further into certain issues.

    Once a company has been fully assessed, Fund managers determine whether the return on a security is adequate to compensate for the risks of investment.

    In addition to EquitiLink's internal team, the Investment Manager will utilize the resources of brokerage credit analysts throughout Asia.

                  RISKS ASSOCIATED WITH THE USE OF DERIVATIVES

    Gains and losses on "derivatives" transactions depend on the Investment Manager's and Investment Adviser's' ability to predict correctly the direction on interest rates, securities prices, currency exchange rates, or other factors. Risks in the use of these derivatives include:

    - imperfect correlation between the prices of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged (basis risk);

    - the possible absence of a liquid secondary market for any particular derivative at any time (liquidity risk);

    - the potential loss if the counterparty to the transaction does not perform as promised (counterparty risk); and

    - the possible need to defer closing out certain positions to avoid adverse tax consequences (tax risk).

                      MANAGEMENT OF RISK FROM DERIVATIVES

    In expanding the Fund's investment parameters, it will be necessary for the Investment Manager to be able to use derivative securities in Asia. It would also be beneficial to have access to certain interest-rate derivative instruments in the Australian component of the Fund.

    The types of derivative activity anticipated under the new mandate include:

    - The ability to adjust Asian currency exposures in line with the Investment Manager's investment strategy. Adjustment would take place when considered prudent, based on the Investment Manager's assessment of future currency movements.

    - The scope to adjust duration and yield curve positions synthetically.

    - Substitution/replication for physical securities to provide flexibility in managing capital gains on the Fund's underlying securities, and to minimize transaction costs and achieve transactional efficiency.

    ASIAN DERIVATIVES. The use of derivative securities is a necessary prerequisite to the expansion of the Fund's investment parameters into Asia.

    There are two broad areas for which derivatives are required for Asian investing:

    1. USE OF DERIVATIVES FOR ADJUSTING EXPOSURES (ADJUSTMENT/OVERLAY)

    - Currency adjustment (overlays)--By directly investing into Asia, the Fund will take on exposure to the currencies of the countries in which it holds securities. The Investment Manager will need to be able to adequately manage currency risk when the perceived outlook for a particular currency is for depreciation against other currencies. The most effective way of doing this is through the use of currency forwards (and occasionally options), which provide an efficient means of implementing currency overlay strategies.

    - Interest rate adjustment--Investment in Asian "yankee bonds" involves exposure to both fluctuations in US interest rates and the credit standing of a particular Asian issuer. There may be times when the Investment Manager wishes to reduce the US interest rate exposure embedded in Asian yankee bonds. This can be done by selling US Treasury Bond futures.

    2. DERIVATIVES AS A SUBSTITUTE FOR PHYSICAL SECURITIES
(REPLICATION/SUBSTITUTION). Investment in Asian fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Investment Manager may be able to implement decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in US dollars.

    In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. This is due to the fact that the investor assumes the lower counterparty risk of the issuer of the derivatives (for example, an international bank rated A- or better), rather than that of a (local currency) domestic issuer. In certain circumstances, due to lack of available paper or government regulations, the only means of gaining exposure to particular Asian countries or countries is through derivatives.

    AUSTRALIAN DERIVATIVES. When the Fund was launched in April 1986, Australian derivatives markets were still in their infancy and the use of derivatives as a management tool was not widespread. As a result, the Fund's investment parameters did not permit derivatives to be used in managing the portfolio. In contrast, the Australian-sourced fixed income portfolios managed by the Investment Advisor allow the use of derivatives.

    With the emergence of an efficient domestic interest rate derivatives market in the years since the Fund's inception, it would now be more advantageous for the Fund to be permitted to hold cash-backed Australian interest rate derivatives. The use of derivatives for the Fund would allow the Investment Manager to modify interest rate risk, with the benefit of low transaction costs. Importantly, the use of derivatives would also enable the Investment Manager to adjust the Fund's duration or its positioning along the yield curve without the need to sell physical securities. This would be an advantage at times when the sale of physical securities may have an adverse impact on distributions, for example, where it would result in the realization of sizable capital gains or losses, or the sale of high coupon securities.

    The Investment Manager proposes that only the use of exchange-traded (as opposed to over-the-counter) interest rate derivatives be allowed in the Australian component of the Fund. The Investment

Manager will not use derivatives where they would contravene the guidelines set by the rating agencies for AMPS issues.

    The Investment Manager does not propose to use currency derivatives to hedge $A currency risk associated with investments by the Fund in Australia. The Investment Manager believes that using currency derivatives for this purpose would alter the fundamental charter of the Fund, namely that investors assume exposure primarily to the Australian dollar as part of their investment in the Fund. However, where the outlook for the Australian dollar is considered by the Investment Manager to be better than an alternate currency that the Fund has assets in, the Fund would have the scope to increase the $A currency exposure above that of the underlying Australian assets.

    DERIVATIVES EXPOSURES AND COUNTERPARTY LIMITS. In general, derivatives will not be utilized to leverage the Fund. All futures and forwards are to be measured on a notional exposure basis and, therefore, they will be deemed to be cash-backed. All options positions are delta-adjusted.

    OVER-THE-COUNTER DERIVATIVES. When dealing in over-the-counter derivatives, all bank counterparties must have a credit rating of at least A-. Only up to 5% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate and currency derivatives exposure ). A maximum of 10% of total assets may be at risk in currency-linked notes and a maximum of 2.5% of total assets may be at risk to any single counterparty in currency forwards which can be settled only in US dollars.

    EXCHANGE-TRADED DERIVATIVES. A maximum of 35% of total assets may be at risk in exchange-traded derivatives. For derivatives traded on the Sydney Futures Exchange, the maximum gross exposure (long positions + short positions) will be of 20% of total assets and the maximum net exposure (long positions - short positions) will be 15% of total assets. A maximum of 20% of total assets may be at risk in derivatives traded on the Chicago Board of Trade. A maximum of 5% of total assets, excluding Japanese Government Bond ("JGB") futures, may be at risk in derivatives traded on any one Asian futures exchange. A maximum of 7% of total assets may be at risk in JGB futures contracts (traded on Singapore International Monetary Exchange and the Tokyo Stock Exchange).

                STRUCTURAL CHANGES IN THE AUSTRALIAN BOND MARKET

    Australian bond yields fell in October to the lowest levels since the financial markets were deregulated in the early 1980s. Ten year bond yields traded at levels below 6%, which were similar levels to comparable US bonds. For maturities of up to seven years, Australian yields are lower than US yields. The Australian bond market has recorded the highest returns (in US dollar currency hedged terms) of all the major bond markets represented in the Salomon Brothers Index so far in 1997.

    The bond market strength has reflected a number of factors, including supportive international developments and cyclical weakness in Australia. However, more fundamentally, Australia's bond rally has also been driven by improvements in a range of structural factors and, in particular, the low inflation outlook.

    The Manager believes that Australian bond yields are likely to remain low by historical standards and that the differential between Australian and US bond yields will remain narrow for some time in future. The implications of this are twofold: firstly, while the fundamentals remain positive for Australian bonds, further significant capital gains are unlikely; and secondly, there is likely to be less yield enhancement out of the Australian bond market than has been seen in the past.

    LOWER INFLATION. From the early 1990s the Reserve Bank of Australia adopted a 2% to 3% underlying (or core) inflation target. This target range was formalized in an exchange of letters between the Reserve Bank Governor and the Coalition Government, which was elected in March 1996.

    The 2% to 3% target contrasts with Australia's very poor historical inflation performance in the 1970s and 1980s, when inflation averaged around 8% to 9%. Over the last five years, however, Australian inflation has averaged around 2.4% (both headline and underlying), which is below the US inflation performance in the same period (closer to 3.0%).

    Inflation expectations have taken some time to adjust to the lower inflation regime. But over the last year or so, expectations in the financial markets, by consumers and by business have fallen to around the Reserve Bank's target range.

    Recent good inflation performance followed the opportunity provided by the 1990-91 recession to lock in lower actual and expected inflation. Another important factor has been the greater global focus by Governments and Central Banks on inflation containment. Pressure from other Central Banks (including the US Federal Reserve Bank) and from the international markets on Australia's Reserve Bank has been important in enabling the Reserve Bank to obtain broad political support for its target range.

    Looking ahead, we believe the Reserve Bank will be successful in achieving inflation within its target range for some considerable time. This could still mean that inflation could temporarily rise above the top end of the target range during the course of the business cycle. But such a development would be likely to prompt tighter monetary policy, which would eventually succeed in slowing the economy and bringing inflation back within the target range. This lower inflation outlook provides a solid valuation anchor for Australian bonds.

    AN IMPROVING CURRENT ACCOUNT DEFICIT. The improved fiscal performance contrasts with Australia's current account deficit, which is amongst the highest among the industrial countries. This has reflected a combination of a steady decline in national saving and periods of strong investment growth. During the 1980s these factors combined to lift Australia's external debt levels from around 10% to around 40%. Consequently, the ongoing costs of servicing that debt increased and added a structural element to the current account deficit.

    In recent years, with more moderate economic growth, investment spending has declined and there has been a cyclical improvement in the current account deficit. Lower global interest rates have also reduced the servicing costs of Australia's external debt.

    More fundamentally, there are a number of structural factors which will help to improve Australia's longer term savings performance. First, the Federal budget position is being wound back to an underlying surplus and State budgets are projected to remain close to balance. Second, increases in compulsory retirement saving are estimated to raise national saving by around 2% by the year 2002. Third, the Government has introduced a number of taxation incentives to encourage greater discretionary savings. Higher national savings will reduce the saving-investment imbalance and Australia's reliance on overseas savings.

    The current account deficit has been an important factor for Australia's international risk premium in financial markets--especially for bonds. A lower longer term current account deficit outlook will therefore help to maintain the recent relatively low risk premium for Australia.

    STRUCTURAL REFORMS. Since the early 1980s, Commonwealth and State Governments have undertaken a road range of structural reforms designed to make the economy more competitive and raise productivity. These reforms include: financial market deregulation; floating the exchange rate; privatization of Government owned enterprises; lower tariffs and increased competition in the telecommunication and transport industries.

    There have also been some labor market reforms with a closer linkage between wage outcomes and productivity at the enterprise level. This more decentralized wage setting process means that high wage settlements in some sectors are unlikely to spill across into broader wage pressure.

    These structural reform initiatives appear to be paying dividends. In a recent report, Australia's Industry Commission estimated that multi-factor productivity (i.e., incorporating the effect of increases in both capital and labor) was now running at around 2% pa compared with an average of 1.5% pa over the past 25 years.

    POLITICAL STABILITY. Australia enjoys a high degree of political stability, with a broad political consensus about economic and social policy. Both major political parties have shown that, in Government, they are committed to stable macroeconomic policy and continued structural reform. The differences between the major parties are more about the pace and extent of reform, rather than the broad direction.

    The Australian Labor Party, which was in Government from 1983 to 1996, initiated many of these reforms. The Coalition (Liberal-National Party Government), elected in March 1996, has continued on the reform path and ventured further into deregulating the labor market. Overall, international markets are comfortable with Australia's political environment.

    LESS FINANCIAL MARKET VOLATILITY. In the 1970s and 1980s, there was considerable volatility in Australia's inflation rate and in the Australian dollar. These factors would have added to Australia's international risk premium. More recently the low inflation record has meant a more certain financial market environment. In the case of the Australian dollar, the combination of a low and stable inflation regime and an increasing shift towards manufactured and service exports has seen a more stable exchange rate.

                                   VALUATIONS

    The table below sets out our valuations for the Australian ten year bond yield. The valuation methodology starts from a US "real" base (adjusted for inflation expectations), which could be interpreted as a global real interest rate.

    Lower global real interest rates should gradually flow from tighter global fiscal policy--especially in Europe (to meet the EMU fiscal criteria), the US and in Japan (which is facing a fiscal burden because of its aging population). Lower global inflation uncertainty should also mean that real yields could be lower and more stable.

    An historical Australian real risk premium is then calculated. In the Manager's judgment, Australia should enjoy a lower than historical risk premium in future, based on the structural factors cited above. The prospective Australian real risk premium is projected to be around, or perhaps a little above, current levels. The final building block is inflation. As discussed, the Reserve Bank is expected to meet its 2% to 3% underlying inflation target in the longer term. All this suggests that a fundamental valuation for Australian ten year bonds is in the 6% to 6.5% range (about current levels), rather than the 10% historical average.

AUSTRALIAN 10 YEAR BOND MARKET VALUATION (%)

                                                       HISTORICAL(A)   CURRENT(B)   PROSPECTIVE(C)
                                                      ---------------  -----------  -------------
Real US Yield.......................................           3.4     3.3          3-3.5
Australian Real Risk Premium........................           1.4     0.15         0.2-0.7
Australian Inflation Expectation....................           6.2     2.8          2-3
Total Nominal Yield.................................          11.0     6.25         6-6.5(d)

------------------------

(a) "Real" yields for US and Australia are derived by deducting from the historical (1983-1997) nominal bond yield an estimated inflation expectation (an average of contemporaneous inflation and a moving 10 year average inflation rate).

(b) Real US yields derived as in (a).

(c) Ranges based on slightly lover than historical averages for real US yield; slightly higher than current real risk premiums; and Reserve Bank's target range for inflation.

(d) Central tendency.

                        ASIAN MARKET REVIEW AND OUTLOOK

BACKGROUND

    Over the past six months, many of the Asian currencies and asset markets have undergone significant declines with the most extreme moves seen in Indonesia, Malaysia, South Korea and Thailand.

    Domestic interest rates have risen sharply in most countries, taking the corporate sector to the brink of insolvency as companies struggle to cope with growing debt levels and a rapidly slowing economy. With the weak banking sectors getting deeper into financial trouble and foreign reserves falling rapidly, international credit rating agencies S&P and Moody's downgraded sovereign ratings of several countries in the region. In the cases of Indonesia, Thailand and South Korea, credit ratings have been downgraded by several notches to below investment grade.

    For many Asian countries, the current problems can be traced back to the huge inflows of capital in the early 1990s. These inflows were attracted to the region for various reasons including higher economic growth rates, booming stockmarkets and higher interest rates, and--with pegged exchange rates-- with minimal currency risk. Ironically, these inflows were one of the main causes of the region's crisis as they led to easy credit by the finance sector, overbuilding by the property sector and economic overheating. The problems started to show up first in Thailand, where the real exchange rate had appreciated considerably, exports slowed down, and the growing current account deficit was increasingly being financed by short-term inflows. In July 1997, as these problems became unsustainable, the Thai baht was allowed to float-freely and suffered a significant devaluation, shaking investor confidence in the region.

IMF ASSISTANCE AND REFORMS

    With the Thai, Indonesian and South Korean economies suffering from huge capital outflows and rapidly depreciating currencies, all three turned to the International Monetary Fund ("IMF") in the second half of 1997, seeking financial support. After intense negotiations, the IMF put into place bailout packages for these three countries totalling US$112 billion.(1) These packages included financial support not only from the IMF but other multilateral institutions and governments. The official sector support is seen to be a very serious effort to defend sovereign creditworthiness due in part to concerns about the impact on other emerging economies of a sovereign default in Asia.

    The main objective of the IMF-3 governments in the short term is to restore investor confidence--the announcements of economic and financial reforms under IMF guidance are important in this context. However, in order to ensure that investor confidence is maintained over the longer term, the governments need to display leadership and a strong commitment to reforms.

    In South Korea, several financial reform bills were passed in late December. A new supervisory agency for the banking, securities and insurance industries will be set up, and restrictions on foreign investment in the Korean equity and fixed income markets have been eased. More stringent capital adequacy requirements and loan provisions for financial institutions will be implemented. In December, Thai authorities closed 56 of the 58 previously suspended finance companies, under the first phase of Thailand's financial sector reform. Indonesia has also announced proposals for the partial merger of the seven state banks into three entities, while Malaysia has also begun to merge its finance companies. The Philippines authorities, anticipating an increase in loan defaults in light of slower economic growth outlook have increased the provision for non-performing loans to 2% of total reserves this year, instead of in the year 2000 as earlier planned.

GROWTH TO SLOW SIGNIFICANTLY OVER NEXT FEW YEARS

    The overall result of the developments in the second half of 1997 has been a significant downgrading of growth expectations for the Asian region-- economic growth is expected to be negative in 1998 in the IMF-3 countries, quite dramatic considering the group has sustained an average growth rate of about 7% in the past 15 years. This slowdown in growth will come from a number of factors including: (1) central banks maintaining tight monetary conditions in an attempt to curb continued attacks on their currencies and to bring down credit growth and contain inflation; (2) government efforts to tighten fiscal policy, mainly via cutbacks on import intensive infrastructure projects (to rein in current account deficits); (3) reduced investment spending as corporations adjust to higher domestic interest rates and higher foreign currency liabilities resulting from the lower exchange rates; and (4) reduced consumer demand due to wealth effects from falling property and stock markets as well as higher interest rates.

LONG TERM OUTLOOK STILL POSITIVE

    While there is little doubt that the Asian region faces a marked slowdown in growth, Asia as a region is still expected to achieve moderate rates of growth in coming years. This is because, despite the recent turmoil, Asia's strong longer term fundamentals remain intact:

    - Savings rates are amongst the highest in the world, around double those of the OECD.

    - Fiscal balances remain in balance or surplus in most Asian countries, even during the current turmoil.

    - Education levels are still ahead of many comparable competitors.

------------------------

(1) Thailand US$17 billion, Indonesia US$38 billion and South Korea US$57 billion.

    These positive conditions are expected to support the ultimate return and continuation of strong foreign direct investment flows, particularly as competitiveness has been largely restored following the massive currency devaluations. Exporters and domestic manufacturers competing against imports will benefit most from the weaker currencies and this will have positive implications for the current account. Signs of this are already being seen in Thailand and South Korea, where the trade accounts have seen a significant turnaround in late 1997.

    Moves by Asian governments towards floating currency regimes also have positive longer term implications. In particular, a flexible exchange rate system should lead to more effective macroeconomic management through the business cycle and encourages a more efficient allocation of resources.

    Exchange rate flexibility is expected to prevent the emergence of imbalances. Flexibility (1) enables autonomous and effective monetary policy by insulating domestic interest rates from yield levels in world market; (2) generally tends to reinforce monetary policy, for example, rising interest rates after a policy tightening lead to a stronger currency, discouraging exports and bolstering imports, a welcome contribution to ease demand; and (3) has the advantage of providing greater scope for authorities to smooth out asset price cycles.

    To the extent that previous exchange rate regimes allowed policy makers to gloss over supply side shortcomings, careful attention now will have to be paid to the issues that really matter in determining the value of an exchange rate, such as the quality of the institutions (e.g., legal, regulatory, supervisory), infrastructure, labor and capital.

    Michael Camdessus, Managing Director of the IMF recently said "the region's success over the past couple of decades . . . was no miracle. Rather it was the result of good policies that fostered saving and investment, including in human development; encouraged innovation and entrepreneurship and a quick response to market signals; and promoted trade. Recent developments have not wiped out past achievements. On the contrary, the region's longer term fundamentals-- including its high domestic savings rates, strong fiscal positions, dynamic private sectors, and competitiveness--remain favorable. Moreover, most Asian countries still have a long way to go to catch up with advanced economies." ("Rebuilding Confidence in Asia", IMF Speech, December 2, 1997.)

    Camdessus also believes that ". . .with a lucid diagnosis of problems, without complacency, and with appropriate economic adjustments now and sound policies in the future, these countries will be able to rekindle--in a sustainable way--high rates of growth in the coming years." (Source: as above).

    Recent events also have had positive implications for the development of domestic capital markets. While in the past, many local corporations were able to access "cheap" funding from offshore, the additional exchange rate risk now makes domestic funding a necessary alternative. As a result, the domestic debt market should become deeper and more liquid, and the maturity profile of debt is expected to lengthen.

SHORT TERM RISKS REMAIN

    The positive underlying fundamentals, together with the long overdue financial sector reforms that are taking place and tough disciplines being instilled, provide a positive backdrop for investment in the Asian markets over the long term. In the near term, however, significant risks remain in investing in the Asian markets.

    A complete loss of confidence in the Indonesian leadership has led to a virtual free fall in the Indonesian rupiah over the past few weeks, dragging the other regional currencies down with it. The rupiah has devalued by approximately 80% over the past year to end January 1998, and this has led to mounting concerns that the Indonesian corporate sector will not be able to repay their sizeable short-term foreign debts. Massive job layoffs, rising interest rates and surging food prices have led to civil unrest--and, with the socio-economic situation at its worst for over 25 years, pressure is growing for President Soeharto to step down. With elections due in Indonesia in March this year, the heightened political risk is likely to prevent the Indonesian rupiah from making any significant recovery in the near term.

    The outlook, in other parts of Asia, is better. In Thailand and South Korea, the changes in government late last year appear positive. December's Korean debt rollover and Kim Dae-Jung's firm actions since his election have helped to alleviate concerns of a sovereign default. Since downgrading the South Korean sovereign rating to B+ on 22nd December 1997, S&P has most recently revised the credit rating outlook from "negative" to "developing". Whether Korea's credit rating moves up or down from here depends critically on the outcome of debt restructuring negotiations taking place at time of writing between Korean officials and creditors in New York.

                                                                      APPENDIX B

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

    Aaa: Bonds which are rated Aaa judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Unrated: When no rating has been assigned or when no rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

    Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemptions; or for other reasons.

    Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION

    AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

    A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

    BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

    CCC: Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to pay interest and repay principal.

    Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

\

                                                                      APPENDIX C

                     NEW INVESTMENT OBJECTIVE AND POLICIES

    If Proposals 4(A), 4(B), 4(C), 4(D) and 4(E) are approved by shareholders, the Fund's investment policies and investment restrictions would read in their entirety as follows:

                       INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is current income through investment primarily in Australian debt securities. The Fund may also achieve incidental capital appreciation. The objective and the investment policies set forth in the following four paragraphs and under the caption "Investment Restrictions" may not be changed without the approval of the holders of a majority of the outstanding shares of the Common Stock and the Preferred Stock, voting together as a single class, as well as by the holders of a majority of the outstanding shares of the Fund's Preferred Stock voting as a separate class without regard to series. A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the relevant shares represented at a meeting at which more than 50% of such shares are represented, or (ii) more than 50% of the relevant shares.

PORTFOLIO STRUCTURE

    It is expected that normally at least 65% of the Fund's total assets will be invested in Australian dollar denominated debt securities of Australian banks, federal and state governmental entities and companies, and in Australian dollar denominated global or Eurobonds, whether or not the issuer is domiciled in Australia, which expose the Fund to the Australian interest rate structure and which are traded by reference to similar debt securities of Australian domiciled issuers. To achieve its investment objective, the Fund may invest the balance of its total assets (1) in debt securities of Asian Country issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency, (2) in debt securities of other issuers, denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country, (3) in debt securities which are denominated in New Zealand dollars of issuers, whether or not domiciled in New Zealand, and (4) in U.S. debt securities. The maximum country exposure to any one Asian Country is limited to 15% of the Fund's total assets and the maximum currency exposure to any one Asian Country currency is limited to 10% of the Fund's total assets. The Fund will invest only in debt securities for which there is an active secondary market except that the Fund may invest up to 35% of its assets in Asian debt securities for which there is no established relevant market.

    During periods when, in the Investment Manager's judgment, economic conditions warrant a temporary defensive investment policy, the Fund may temporarily invest up to 100% of its assets in U.S. debt securities. The Fund will not invest in convertible debt securities.

    It is the Fund's policy to limit its investments as to at least 50% of its total assets, to issuers or debt securities which are, at the time of investment, rated AA or better by S&P, or Aa or better by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality. In addition, at least 65% of the Fund's investments must be rated, at the time of investment, A- or better by S&P or A3 or better by Moody's or be, in the Investment Manager's judgment, of equivalent quality. In order to accommodate investment in Asian markets, Asian debt securities may be purchased which, at the time of investment are rated by S&P or Moody's, or are judged by the Investment Manager, to be the equivalent of at least B- by S&P or B3 by Moody's; PROVIDED, HOWEVER, that in no event may more than 15% of its total assets be invested in Asian debt securities which, at the time of investment, are rated below investment grade of BBB, but not less than B-, by S&P, or Baa, but not less than B3, by Moody's, or which, in the opinion of the Investment Manager, are of equivalent quality, and PROVIDED FURTHER; that with the approval of the Fund's Board of Directors, the ratings of other recognized rating services may be used.

    The Fund may enter into repurchase agreements with banks and broker-dealers pursuant to which the Fund may acquire a security for a relatively short period (usually no more than a week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the period contemplated by the repurchase transaction.

    The Fund may, in respect of the Asian portion of its portfolio, use derivatives to manage currency and interest rate risk and as a substitute for physical securities. The Fund may also use derivatives with respect to its Australian investments to manage interest rate risk through investing in exchange traded interest rate derivatives. However, it will not use derivatives to hedge Australian currency risk, except in connection with currency forward contracts used in connection with the transfer of cash to the United States.

    As a non-diversified company, there is no investment restriction on the percentage of the Fund's assets that may be invested at any time in the securities of any issuer. However, the Fund intends to limit its investments in the securities of any issuer, except for securities issued or guaranteed as to payment of principal and interest by Australian or New Zealand commonwealth or state governments or their instrumentalities, to 5% of its assets at the time of purchase. The Fund may invest without limitation in securities of Australian governments or governmental entities and may invest up to 25% of its assets at the time of purchase in New Zealand government securities. The Fund intends to invest in a variety of debt securities, with differing issuers, maturities and interest rates, and to comply with the diversification and other requirements of the Code applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income taxes on its net investment income. See "Taxation--United States." The average U.S. dollar weighted maturity of the Fund's portfolio is not expected to exceed 10 years.

                            INVESTMENT RESTRICTIONS

    The Fund may not:

1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

2. Make short sales of securities or maintain a short position (other than with respect to the use of derivatives).

3. (a) Issue senior securities, except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing agreement permitted by those investment restrictions and (ii) that the Fund may issue one or more series of its preferred stock, if permitted by the Articles; or (b) borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make additional investments while any such borrowings are outstanding.

4. Buy or sell commodities, commodity contracts, real estate or interests in real estate (other than mortgage-backed securities or with respect to the use of derivatives).

5. Make loans (except that the Fund may purchase debt securities whether or not publicly traded or privately placed or may enter into repurchase and securities lending agreements consistent with the Fund's investment policies).

6.  Make investments for the purpose of exercising control or management.

7. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio),

8. Invest more than 25% of its total assets at the time of purchase in any one industry (including banking) except that the Fund will invest over 25% of its total assets in securities issued or guaranteed, as to payment of principal and interest, by Australian governments or governmental entities. U.S. government securities are excluded from this restriction.

PROXY              THE FIRST AUSTRALIA PRIME INCOME FUND, INC.           PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  Annual Meeting of Shareholders - May 14, 1998


The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution in each of them, to vote all shares of the common stock of The First Australia Prime Income Fund, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc., to be held at One Seaport Plaza, New York, New York on May 14, 1998 at 3:00 p.m., New York City time, and at any adjournment or postponement thereof.

_______________________________________________________________________________
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
_______________________________________________________________________________

_______________________________________________________________________________
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________________________


HAS YOUR ADDRESSED CHANGED?                    DO YOU HAVE ANY COMMENTS?

____________________________________           ________________________________
____________________________________           ________________________________
____________________________________           ________________________________



      [FRICM - THE FIRST AUSTRALIA PRIME INCOME FUND, INC. common stock]
              [FILE NAME: FRICM2.ELX] [VERSION - F] [4/6/98]



X  PLEASE MARK VOTES
   AS IN THIS EXAMPLE

___________________________________________
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.  1.  The election of four Directors to serve as Class I Directors for a three-year
___________________________________________      term.
                                                                                               For All       With-     For All
              COMMON STOCK                                        Anthony E. Aaronson          Nominees      hold       Except
                                                                    Roger C. Maddock             ____        ____        ____
                                                                     Neville Miles               ____        ____        ____
                                                                     John T. Sheehy

                                                 INSTRUCTION: To withhold authority to vote for any individual nominee, mark the
                                                 "For All Except" box and strike a line through the name(s) of the nominee(s) in
Unless otherwise specified in the boxes,         list above.
provided the undersigned's vote will be
cast FOR items 1, 3, 4a, 4b, 4c, 4d and 4e.                                                       For       Against     Abstain
                                              3.  Ratification of the selection of Price          ___         ___          ___
                                                  Waterhouse LLP  as independent public           ___         ___          ___
                                                  accountants.
                                         ___
Mark box at right if an address change   ___  4a. Approval of an amendment to the Fund's          ___         ___          ___
or comment has been noted on the reverse          investment policies to allow the                ___         ___          ___
side of this card.                                Fund to invest up to 35%  of its assets in
                                                  Asian debt securities.

                                              4b. Approval of an amendment to the Fund's          ___         ___          ___
                                                  investment policies regarding Australian
                                                  debt securities.
                                                                                                  ___         ___          ___
                                              4c. Approval of an amendment to the Fund's          ___         ___          ___
                                                  investment policy regarding liquidity.
                                                                                                  ___         ___          ___
                                              4d. Approval of an amendment to the Fund's          ___         ___          ___
                                                  Investment policies to allow the Fund to
                                                  invest up to 15% of its total assets in Asian
                                                  debt securities rated, or considered by the Investment Manager to be below investment grade at the time of investment and to reduce the percentage of its investments in debt securities which are, or are considered by the Investment
                                                  Manager to be, rated AA or A quality.
                                                                                                  ___         ___          ___
                            _________________ 4e. Approval of an amendment to the Fund's          ___         ___          ___
Please be sure to sign       Date                 investment restrictions to allow the Fund to
and date this proxy                               use derivatives and to generally be able to
_____________________________________________     purchase mortgage-backed securities.

                                                  The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholder sign here______Co-owner sign here     RECORD DATE SHARES:



         [FRICM - THE FIRST AUSTRALIA PRIME INCOME FUND, INC. common stock]
                   [FILE NAME: FRICM1.ELX] [VERSION - F] [4/6/98]

PROXY              THE FIRST AUSTRALIA PRIME INCOME FUND, INC.           PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  Annual Meeting of Shareholders - May 14, 1998


The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution in each of them, to vote all shares of the Auction Market Preferred Stock, Series A-I, of The First Australia Prime Income Fund, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc., to be held at One Seaport Plaza, New York, New York on May 14, 1998 at 3:00 p.m., New York City time, and at any adjournment or postponement thereof.

_______________________________________________________________________________
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
_______________________________________________________________________________

_______________________________________________________________________________
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________________________


HAS YOUR ADDRESSED CHANGED?                    DO YOU HAVE ANY COMMENTS?

____________________________________           ________________________________
____________________________________           ________________________________
____________________________________           ________________________________



[FRICP - THE FIRST AUSTRALIA PRIME INCOME FUND, INC. auction market preferred stock, series A-I]
              [FILE NAME: FRICP2.ELX] [VERSION - F] [4/6/98]



X  PLEASE MARK VOTES
   AS IN THIS EXAMPLE

___________________________________________
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.   2. The election of two Directors to represent the
___________________________________________      interests of Preferred Stock for the ensuing year.
                                                 Nominees:
                                                                                               For All       With-     For All
      AUCTION MARKET PREFERRED STOCK                                                           Nominees      hold       Except
              SERIES A-I                                              David Manor                 ___         ___         ___
                                                                     Marvin Yontef                ___         ___         ___

                                                 INSTRUCTION: To withhold authority to vote for any individual nominee, mark the
                                                 "For All Except" box and strike a line through the name(s) of the nominee(s) in
Unless otherwise specified in the boxes,         list above.
provided, the undersigned's vote will be
cast FOR items 2, 3, 4a, 4b, 4c, 4d and 4e.                                                      For       Against      Abstain
                                              3.  Ratification of the selection of Price         ___         ___          ___
                                                  Waterhouse LLP  as independent public          ___         ___          ___
                                                  accountants.
                                         ___
Mark box at right if an address change   ___  4a. Approval of an amendment to the Fund's         ___         ___          ___
or comment has been noted on the reverse          investment policies to allow the               ___         ___          ___
side of this card.                                Fund to invest up to 35% of its assets in
                                                  Asian debt securities.

                                              4b. Approval of an amendment to the Fund's         ___         ___          ___
                                                  investment policies regarding Australian
                                                  debt securities.
                                                                                                  ___         ___         ___
                                              4c. Approval of an amendment to the Fund's          ___         ___         ___
                                                  investment policy regarding liquidity.
                                                                                                  ___         ___         ___
                                              4d. Approval of an amendment to the Fund's          ___         ___         ___
                                                  Investment policies to allow the Fund to
                                                  invest up to 15% of its total assets in Asian
                                                  debt securities rated, or considered by the Investment Manager to be, below investment grade at the time of investment and to reduce the percentage of its investments in debt securities which are, or are considered by the Investment
                                                  Manager to be, rated AA or A quality.
                                                                                                  ___         ___         ___
                            _________________ 4e. Approval of an amendment to the Fund's          ___         ___         ___
Please be sure to sign       Date                 investment restrictions to allow the Fund to
and date this proxy                               use derivatives and to generally be able to
_____________________________________________     purchase mortgage-backed securities.

                                                  The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholder sign here______Co-owner sign here     RECORD DATE SHARES:




  [FRICP - THE FIRST AUSTRALIA PRIME INCOME FUND, INC. auction market preferred stock, series A-I]
                 [FILE NAME: FRICP1.ELX] [VERSION - F] [4/6/98]